Exhibit 4.2

UNITED TECHNOLOGIES CORPORATION

Designated Officers’ Certificate

February 22, 2016

We, David R. Whitehouse, Corporate Vice President, Treasurer of United Technologies Corporation, a Delaware corporation (the “Company”), and Akhil Johri, Executive Vice President & Chief Financial Officer of the Company, pursuant to authority granted by resolutions (the “Resolutions”) of the Board of Directors of the Company adopted December 9, 2015, approve the Underwriting Agreement, dated February 12, 2016 (the “Underwriting Agreement”), and the Pricing Agreement, dated February 12, 2016 (the “Pricing Agreement”), each between the Company and BNP Paribas, Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities plc, Barclays Bank PLC, Citigroup Global Markets Limited, Goldman, Sachs & Co., Merrill Lynch International, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities International plc, Mizuho International plc, RBC Europe Limited, UniCredit Bank AG, Wells Fargo Securities International Limited, Banco Santander, S.A., Commerzbank Aktiegesellschaft, SMBC Nikko Capital Markets Limited, Société Générale, Standard Chartered Bank and The Williams Capital Group, L.P., as Underwriters, attached hereto as Exhibits A and B, respectively; and authorize the issue and sale on or after the date hereof of the Company’s Securities pursuant to the Amended and Restated Indenture dated as of May 1, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as Trustee (the “Indenture”), with the following terms:

(a) The Securities hereby being authorized shall be known and designated as the 1.125% Notes due 2021 (the “2021 Notes”), the 1.875% notes due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Fixed Rate Notes”) and the Floating Rate Notes due 2018 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Notes”). The Notes shall be issued only in minimum denominations of €100,000 and in integral multiples of €1,000 in excess thereof.

(b) The aggregate principal amount of the 2021 Notes, the 2026 Notes and the Floating Rate Notes that may be authenticated and delivered under the Indenture shall be limited to €950,000,000, €500,000,000 and €750,000,000, respectively (except as noted in Section 301(2) of the Indenture), subject to reopening pursuant to the last sentence of the penultimate paragraph of Section 301 of the Indenture.

(c) The public offering price per 2021 Note shall be 99.255% of the principal amount of the 2021 Notes, the public offering price per 2026 Note shall be 98.743% of the principal amount of the 2026 Notes and the public offering price per Floating Rate Note shall be 100.000% of the principal amount of the Floating Rate Notes. The proceeds to the Company (after deducting the underwriting discounts and commissions but before deducting certain expenses payable by the Company) shall be 98.885% of the aggregate principal amount of the 2021 Notes, 98.293% of the aggregate principal amount of the 2026 Notes and 99.800% of the aggregate principal amount of the Floating Rate Notes.

(d) The Notes shall be issued as permanent global notes without coupons (each, a “Global Note”), registered in the name of a nominee of, and deposited with, a common depositary for the accounts of Clearstream Banking, société anonyme (“Clearstream”) and Euroclear Bank S.A/N.V. (“Euroclear”). The Bank of New York Mellon (London Branch) shall initially serve as the Common Depositary for such Global Notes. A Global Note shall be exchangeable for definitive Notes in registered form, bearing interest at the same rate, having the same date of issuance, Stated Maturity and other terms and of differing denominations aggregating a like amount, only if (i) the depositary for any of the Global Notes notifies the Company that it is unwilling or unable to continue as depositary and the Company is unable to find a qualified replacement within 90 days, (ii) the Company in its sole discretion determines that all such Global Notes shall be exchangeable for definitive Notes in registered form or (iii) any event shall have occurred and be continuing which after notice or lapse of time, or both, would become an Event of Default with respect to the Notes. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as provided by Euroclear and Clearstream’s relevant participants (as such participants are identified by Euroclear and Clearstream). Subject to the foregoing, each Global Note shall not be exchangeable, except for a Global Note of like denomination to be registered in the name of the Common Depositary or its nominee.

(e) The principal of the 2021 Notes shall be payable on December 15, 2021, the principal of the 2026 Notes shall be payable on February 22, 2026 and the principal of the Floating Rate Notes shall be payable on February 22, 2018, in each case, subject to the provisions of the Indenture respecting acceleration.

(f) Interest on the Fixed Rate Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Fixed Rate Notes (or February 22, 2016 if no interest has been paid on the Fixed Rate Notes), to but excluding the next Fixed Rate Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If the date on which a payment of interest or principal on the Fixed Rate Notes is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Interest will be payable on the Fixed Rate Notes annually in arrears on December 15 of each year with respect to the 2021 Notes and February 22 of each year with respect to the 2026 Notes, and at the relevant Maturity Date, at the rate per annum of 1.125% for the 2021 Notes and at the rate per annum of 1.875% for the 2026 Notes, commencing December 15, 2016 for the 2021 Notes and February 22, 2017 for the 2026 Notes (each a “Fixed Rate Interest Payment Date”), to the Person in whose name such Fixed Rate Notes are registered on the Record Date; provided, however, that interest payable on the relevant Maturity Date or any relevant Redemption Date will be payable to the Person to whom the principal of such notes is payable.

(g) The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the floating

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interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Floating Rate Notes (known as the “Actual/360” day count). The amount of interest to be paid on the Floating Rate Notes for any interest period will be calculated by adding the Daily Interest Amounts for each day in such interest period. The interest rate on the Floating Rate Notes for each day of an interest period will be a rate equal to EURIBOR as determined on the Interest Determination Date plus 0.80% per year, provided, however, that in no event shall the interest rate be less than zero, as more fully set forth in the Notes. Interest will be payable on the Floating Rate Notes quarterly in arrears on February 22, May 22, August 22 and November 22 of each year, and on the Maturity Date, commencing on May 22, 2016 (each a “Floating Rate Interest Payment Date”), to the Person in whose name such Floating Rate Note is registered on the Record Date; provided, however, that interest payable on the Maturity Date or any Redemption Date will be payable to the Person to whom the principal of such notes is payable. If a Floating Rate Interest Payment Date (other than the Maturity Date or any earlier Redemption Date) is not a Business Day, then such Floating Rate Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date or any earlier Redemption Date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after the Maturity Date or earlier Redemption Date, as applicable.

(h) The Fixed Rate Notes shall be redeemable, in whole or in part, at the option of the Company prior to maturity, and any series of the Notes shall be redeemable in whole, but not in part, at the option of the Company at any time in the event of certain developments affecting U.S. taxation, in each case, as provided in the Notes.

(i) The Notes are not subject to any mandatory redemption provision.

(j) The Notes shall not be subject to any sinking fund or analogous provision and shall not be repayable at the option of a Holder thereof prior to maturity.

(k) The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to the Notes. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

(l) The Bank of New York Mellon Trust Company, N.A. will serve as the Trustee and Security Registrar.

(m) The Paying Agent for the Notes, and the Calculation Agent for the Floating Rate Notes, will be The Bank of New York Mellon (London Branch). Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent, the Securities Registrar and/or the Calculation Agent.

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(n) The Company will be obligated to pay additional amounts on the Notes as set forth in the Notes (such amounts, the “Additional Amounts”).

(o) Payment of the principal of and premium, if any, and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London, England E14 5AL; provided, however, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

(p) Payments of principal, interest and Additional Amounts, if any, in respect of the Notes will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the euro) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the applicable Notes will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in the Company’s sole discretion. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

(q) Solely with respect to the Notes:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to be closed in New York City or London and which is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 system”), or any successor thereto, operates.

“Interest Determination Date” means, for the initial interest period, February 18, 2016 and for any other interest period, the second TARGET2 system day preceding the relevant Interest Reset Date (as defined in the Floating Rate Note).

“Record Date” means the close of business on the date that is fifteen calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if any of the notes are held by a securities depositary in book-entry form, the Record Date for such Notes will be

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the close of business on the Business Day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding the date on which interest is scheduled to be paid.

“TARGET2 system day” is any day on which the TARGET2 system, or any successor thereto, operates.

(r) A form of each of the 2021 Notes, the 2026 Notes and the Floating Rate Notes is attached hereto as Exhibits C-1, C-2 and C-3, respectively, and are hereby approved.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

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IN WITNESS WHEREOF, we have signed our names to this Designated Officers’ Certificate as of the first date written above.

/s/ David R. Whitehouse
Name:	David R. Whitehouse
Title:	Corporate Vice President, Treasurer

/s/ Akhil Johri
Name:	Akhil Johri
Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Designated Officers’ Certificate]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

No. 1	€950,000,000

UNITED TECHNOLOGIES CORPORATION

1.125% NOTE DUE 2021

CUSIP NO. 913017 CD9

Common Code NO. 136678698

ISIN NO. XS1366786983

UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”), the principal sum of NINE HUNDRED AND FIFTY MILLION EUROS (€950,000,000), or such other principal sum as shall be specified in the Schedule of Increases or Decreases in Global Security attached hereto, on December 15, 2021 (the “Maturity Date”), and to pay interest thereon from February 22, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on December 15 of each year and on the Maturity Date, commencing on December 15, 2016 (each an “Interest Payment Date”), at the rate of 1.125% per annum, until the principal hereof is paid or made available for payment. Interest on this Security will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or February 22, 2016 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as

ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Regular Record Date; provided, however, that interest payable on the Maturity Date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. This Security is a Security for purposes of the Indenture.

For purposes of this Security:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to be closed in New York City or London and which is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 system”), or any successor thereto, operates.

“Regular Record Date” means the close of business on the date that is fifteen calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding the date on which interest is scheduled to be paid.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London, England E14 5AL; provided, however, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

All payments on this Security will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the euro) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community,

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then all payments in respect of this Security will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in the Company’s sole discretion. Any payment in respect of this Security so made in U.S. dollars will not constitute an Event of Default with respect to the Securities of this series or under the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro” and “€” mean the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

UNITED TECHNOLOGIES CORPORATION

By:
	Name:	David R. Whitehouse
	Title:	Corporate Vice President, Treasurer

Attested:

By:
Name:	Charles F. Hildebrand
Title:	Vice President, Associate General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security. If it chooses to do so, it shall mail or electronically deliver, according to the procedures of the applicable depositary, notice of redemption to the Holder hereof (with a copy to the Trustee and the Paying Agent) not less than 30 days and not more than 60 days before the Redemption Date. If this Security is redeemed prior to September 15, 2021, the Redemption Price shall equal the greater of:

(i) 100% of the principal amount of the Securities of this series to be redeemed; or

(ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon, discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 25 basis points.

In each case, the Redemption Price shall also include interest accrued to, but excluding the Redemption Date on the principal balance of the Securities of this series to be redeemed.

In addition, at any time on or after September 15, 2021, the Company may redeem some or all of the Securities of this series at its option, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus, in every such case, interest accrued to, but excluding, the Redemption Date on the principal balance of the Securities of this series to be redeemed.

In any case, the principal amount of this Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a

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German federal government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities of this series to be redeemed, if they were to be purchased at such price on the third Business Day prior to the Redemption Date, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Remaining Scheduled Payments” means, with respect to each Security of this series being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption. If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities of this series, or any portion of the Securities of this series, called for redemption and for which the Redemption Price has been paid or made available for payment. Prior to any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price on the Securities of this series to be redeemed on such Redemption Date. If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, beneficial interests in the Securities of this series will be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof. Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

All payments of principal, premium, if any, and interest in respect of the Securities of this series by the Company or a Paying Agent on the Company’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges imposed or levied by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law. In the event such withholding or deduction for Taxes is required by law, subject to the limitations described below, the Company will pay to any Non-U.S. Holder (as defined below) or any foreign partnership such Additional Amounts as

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may be necessary to ensure that the net amount received by such Person, after withholding or deduction for such Taxes, will be equal to the amount such Person would have received in the absence of such withholding or deduction. However, no Additional Amounts shall be payable with respect to any Taxes if such Taxes are imposed or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor shall Additional Amounts be payable for or on account of:

(1) any Taxes which would not have been so imposed, withheld or deducted but for:

(i) the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the United States, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or Person having such a power) being or having been a citizen or resident or treated as a resident of the United States, being or having been engaged in a trade or business in the United States, being or having been present in the United States, or having or having had a permanent establishment in the United States;

(ii) the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the United States or any political subdivision or taxing authority of or in the United States to establish entitlement to a partial or complete exemption from such Taxes (including, but not limited to, the requirement to provide Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY (and related documentation) or any subsequent versions thereof or successor thereto); or

(iii) the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(2) any Taxes which would not have been imposed, withheld or deducted but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c) of the Internal Revenue Code of 1986, as amended (the “Code”);

(3) any Taxes which would not have been imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the Security is duly provided for and

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notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such Security on any date during such 30-day period;

(4) any estate, inheritance, gift, sales, excise, transfer, personal property, wealth or similar Taxes;

(5) any Taxes which are payable otherwise than by withholding or deduction from a payment on such Security;

(6) any Taxes which are imposed, withheld or deducted with respect to, or payable by, a Holder that is not the beneficial owner of the Security, or a portion of the Security, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(7) any Taxes required to be withheld or deducted by any Paying Agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other Paying Agent;

(8) any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(9) any Taxes that would not have been imposed, withheld or deducted but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later; or

(10) any combination of items (1), (2), (3), (4), (5), (6), (7), (8), and (9).

Any Additional Amounts paid on the Securities of this series will be paid in euro. For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series alone will not constitute a connection (A) between the Holder or beneficial owner and the United States or (B) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and the United States. Except as specifically provided under this paragraph and the immediately preceding paragraph, the Company will not be required to make any payment

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with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority. If the Company is required to pay Additional Amounts with respect to the Securities of this series, the Company will, in accordance with the Indenture, notify the Trustee and Paying Agent pursuant to an Officers’ Certificate that specifies the Additional Amounts payable and when the Additional Amounts are payable. If the Trustee and the Paying Agent do not receive such an Officers’ Certificate from the Company, the Trustee and Paying Agent may rely on the absence of such an Officers’ Certificate in assuming that no such Additional Amounts are payable.

For purposes of this Security, (i) “Non-U.S. Holder” means a beneficial owner of a Security that is neither a U.S. Holder (as defined below) nor a partnership for U.S. federal income tax purposes, and (ii) “U.S. Holder” means a beneficial owner of a Security that is, for U.S. federal income tax purposes: (A) an individual who is a citizen or resident of the United States; (B) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state within the United States, or the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust (1) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

The Company may redeem the Securities of this series at its option, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company has or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of the United States or any political subdivision of or in the United States or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after February 12, 2016; or (2) on or after February 12, 2016, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, the United States or any political subdivision of or in the United States or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) of the second succeeding sentence below to such effect is delivered to the Trustee and the Paying Agent). Notice of any such redemption will be mailed, or delivered electronically if held by or on behalf of any depositary in accordance with such depositary’s customary procedures, at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities of this series to be redeemed; provided, however, that the notice of redemption shall not be given earlier than 90 days before the earliest date on

8

which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series was then due. Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be. Such notice of redemption, once delivered by the Company will be irrevocable.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default

9

with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Security have been made:

Date of exchange	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

No. 1	€500,000,000

UNITED TECHNOLOGIES CORPORATION

1.875% NOTE DUE 2026

CUSIP NO. 913017 CE7

Common Code NO. 136679112

ISIN NO. XS1366791124

UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”), the principal sum of FIVE HUNDRED MILLION EUROS (€500,000,000), or such other principal sum as shall be specified in the Schedule of Increases or Decreases in Global Security attached hereto, on February 22, 2026 (the “Maturity Date”), and to pay interest thereon from February 22, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on February 22 of each year and on the Maturity Date, commencing on February 22, 2017 (each an “Interest Payment Date”), at the rate of 1.875% per annum, until the principal hereof is paid or made available for payment. Interest on this Security will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or February 22, 2016 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Regular Record Date; provided, however, that interest payable on the Maturity Date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. This Security is a Security for purposes of the Indenture.

For purposes of this Security:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to be closed in New York City or London and which is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 system”), or any successor thereto, operates.

“Regular Record Date” means the close of business on the date that is fifteen calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding the date on which interest is scheduled to be paid.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London, England E14 5AL; provided, however, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

All payments on this Security will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the euro) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in U.S. dollars until the euro is

2

again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in the Company’s sole discretion. Any payment in respect of this Security so made in U.S. dollars will not constitute an Event of Default with respect to the Securities of this series or under the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro” and “€” mean the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

UNITED TECHNOLOGIES CORPORATION

By:
	Name:	David R. Whitehouse
	Title:	Corporate Vice President, Treasurer

Attested:

By:
Name:	Charles F. Hildebrand
Title:	Vice President, Associate General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security. If it chooses to do so, it shall mail or electronically deliver, according to the procedures of the applicable depositary, notice of redemption to the Holder hereof (with a copy to the Trustee and the Paying Agent) not less than 30 days and not more than 60 days before the Redemption Date. If this Security is redeemed prior to November 22, 2025, the Redemption Price shall equal the greater of:

(i) 100% of the principal amount of the Securities of this series to be redeemed; or

(ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon, discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 30 basis points.

In each case, the Redemption Price shall also include interest accrued to, but excluding the Redemption Date on the principal balance of the Securities of this series to be redeemed.

In addition, at any time on or after November 22, 2025, the Company may redeem some or all of the Securities of this series at its option, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus, in every such case, interest accrued to, but excluding, the Redemption Date on the principal balance of the Securities of this series to be redeemed.

In any case, the principal amount of this Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a

4

German federal government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities of this series to be redeemed, if they were to be purchased at such price on the third Business Day prior to the Redemption Date, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Remaining Scheduled Payments” means, with respect to each Security of this series being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption. If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities of this series, or any portion of the Securities of this series, called for redemption and for which the Redemption Price has been paid or made available for payment. Prior to any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price on the Securities of this series to be redeemed on such Redemption Date. If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, beneficial interests in the Securities of this series will be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof. Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

All payments of principal, premium, if any, and interest in respect of the Securities of this series by the Company or a Paying Agent on the Company’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges imposed or levied by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law. In the event such withholding or deduction for Taxes is required by law, subject to the limitations described below, the Company will pay to any Non-U.S. Holder (as defined below) or any foreign partnership such Additional Amounts as

5

may be necessary to ensure that the net amount received by such Person, after withholding or deduction for such Taxes, will be equal to the amount such Person would have received in the absence of such withholding or deduction. However, no Additional Amounts shall be payable with respect to any Taxes if such Taxes are imposed or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor shall Additional Amounts be payable for or on account of:

(1) any Taxes which would not have been so imposed, withheld or deducted but for:

(i) the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the United States, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or Person having such a power) being or having been a citizen or resident or treated as a resident of the United States, being or having been engaged in a trade or business in the United States, being or having been present in the United States, or having or having had a permanent establishment in the United States;

(ii) the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the United States or any political subdivision or taxing authority of or in the United States to establish entitlement to a partial or complete exemption from such Taxes (including, but not limited to, the requirement to provide Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY (and related documentation) or any subsequent versions thereof or successor thereto); or

(iii) the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(2) any Taxes which would not have been imposed, withheld or deducted but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c) of the Internal Revenue Code of 1986, as amended (the “Code”);

(3) any Taxes which would not have been imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the Security is duly provided for and

6

notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such Security on any date during such 30-day period;

(4) any estate, inheritance, gift, sales, excise, transfer, personal property, wealth or similar Taxes;

(5) any Taxes which are payable otherwise than by withholding or deduction from a payment on such Security;

(6) any Taxes which are imposed, withheld or deducted with respect to, or payable by, a Holder that is not the beneficial owner of the Security, or a portion of the Security, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(7) any Taxes required to be withheld or deducted by any Paying Agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other Paying Agent;

(8) any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(9) any Taxes that would not have been imposed, withheld or deducted but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later; or

(10) any combination of items (1), (2), (3), (4), (5), (6), (7), (8), and (9).

Any Additional Amounts paid on the Securities of this series will be paid in euro. For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series alone will not constitute a connection (A) between the Holder or beneficial owner and the United States or (B) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and the United States. Except as specifically provided under this paragraph and the immediately preceding paragraph, the Company will not be required to make any payment

7

with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority. If the Company is required to pay Additional Amounts with respect to the Securities of this series, the Company will, in accordance with the Indenture, notify the Trustee and Paying Agent pursuant to an Officers’ Certificate that specifies the Additional Amounts payable and when the Additional Amounts are payable. If the Trustee and the Paying Agent do not receive such an Officers’ Certificate from the Company, the Trustee and Paying Agent may rely on the absence of such an Officers’ Certificate in assuming that no such Additional Amounts are payable.

For purposes of this Security, (i) “Non-U.S. Holder” means a beneficial owner of a Security that is neither a U.S. Holder (as defined below) nor a partnership for U.S. federal income tax purposes, and (ii) “U.S. Holder” means a beneficial owner of a Security that is, for U.S. federal income tax purposes: (A) an individual who is a citizen or resident of the United States; (B) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state within the United States, or the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust (1) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

The Company may redeem the Securities of this series at its option, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company has or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of the United States or any political subdivision of or in the United States or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after February 12, 2016; or (2) on or after February 12, 2016, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, the United States or any political subdivision of or in the United States or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) of the second succeeding sentence below to such effect is delivered to the Trustee and the Paying Agent). Notice of any such redemption will be mailed, or delivered electronically if held by or on behalf of any depositary in accordance with such depositary’s customary procedures, at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities of this series to be redeemed; provided, however, that the notice of redemption shall not be given earlier than 90 days before the earliest date on

8

which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series was then due. Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be. Such notice of redemption, once delivered by the Company will be irrevocable.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default

9

with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

10

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Security have been made:

Date of exchange	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

No. 1	€750,000,000

UNITED TECHNOLOGIES CORPORATION

FLOATING RATE NOTE DUE 2018

CUSIP NO. 913017 CC1

Common Code NO. 136673955

ISIN NO. XS1366739552

UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”), the principal sum of SEVEN HUNDRED AND FIFTY MILLION EUROS (€750,000,000), or such other principal sum as shall be specified in the Schedule of Increases or Decreases in Global Security attached hereto, on February 22, 2018 (the “Maturity Date”), and to pay interest thereon from February 22, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 22, May 22, August 22 and November 22 of each year, and on the Maturity Date, commencing on May 22, 2016 (each an “Interest Payment Date”), at the rate, reset quarterly, equal to EURIBOR plus 0.800% (as determined by The Bank of New York Mellon (London Branch) (in such capacity, the “Calculation Agent”), in accordance with the next succeeding paragraphs) to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Regular Record Date; provided, however, that interest payable on the Maturity Date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If an Interest Payment Date (other than the Maturity Date or any earlier Redemption Date) is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date or any earlier Redemption Date falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after the Maturity Date or earlier Redemption Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. This Security is a Security for purposes of the Indenture.

For purposes of this Security:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to be closed in New York City or London and which is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 system”), or any successor thereto, operates.

“Regular Record Date” means the close of business on the date that is fifteen calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding the date on which interest is scheduled to be paid.

This Security will bear interest for each Interest Period at a rate determined by the Calculation Agent. The interest rate on this Security for each day of an Interest Period will be a rate equal to EURIBOR as determined on the Interest Determination Date plus 0.800% per year, provided, however, that in no event shall the interest rate be less than zero.

The interest rate for each Interest Period will be reset on February 22, May 22, August 22 and November 22 of each year (each such date, an “Interest Reset Date”), and will be set for the initial Interest Period on February 22, 2016. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day.

The initial Interest Period for this Security will be the period from and including February 22, 2016 to but excluding the first Interest Reset Date. Thereafter, an “Interest Period” shall mean the period from and including an Interest Reset Date to but excluding the next succeeding Interest

Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding the Maturity Date or any earlier Redemption Date, as the case may be, to but excluding such Maturity Date or earlier Redemption Date.

The “Interest Determination Date” for the initial Interest Period is February 18, 2016 and for any other Interest Period will be the second TARGET2 system day preceding the relevant Interest Reset Date.

A “TARGET2 system day” is any day on which the TARGET2 system, or any successor thereto, operates.

Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next Interest Period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on the holders of this Security, the Trustee and the Company. So long as EURIBOR is required to be determined with respect to this Security, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish EURIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

On any Interest Determination Date, EURIBOR will be equal to the offered rate for deposits in euro having an index maturity of three months as such rate appears on the Reuters screen EURIBOR01 page at approximately 11:00 a.m., Brussels time, on such interest determination date. “Reuters screen EURIBOR01 page” means the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of major banks).

If no offered rate appears on the Reuters screen EURIBOR01 page on an interest determination date at approximately 11:00 a.m., Brussels time, then the Company will select four major banks in the euro-zone interbank market and shall request each of their principal euro-zone offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in euros in amounts of at least €1,000,000 are offered by it to prime banks in the euro-zone interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, EURIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in the euro-zone and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., Brussels time, on the interest determination date for loans in euros to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least €1,000,000 that is representative of single transactions at that time. If three quotations are provided, EURIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of EURIBOR for the next Interest Period will be set equal to the rate of EURIBOR for the then current Interest Period.

The amount of interest for each day that this Security is outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect on this Security for such day by 360 and multiplying the result by the principal amount of this Security (known as the “Actual/360” day count). The amount of interest to be paid on this Security for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.

The interest rate on this Security will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation of any interest rate for this Security will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all euro amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Upon prior written request from any Holder, the Calculation Agent will provide the interest rate in effect on this Security for the current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London, England E14 5AL; provided, however, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

All payments on this Security will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the euro) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in the Company’s sole discretion. Any payment in respect of this Security so made in U.S. dollars will not constitute an Event of Default with respect to the Securities of this series or under the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro” and “€” mean the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

UNITED TECHNOLOGIES CORPORATION

By:
	Name:	David R. Whitehouse
	Title:	Corporate Vice President, Treasurer

Attested:

By:
Name:	Charles F. Hildebrand
Title:	Vice President, Associate General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof. Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

All payments of principal, premium, if any, and interest in respect of the Securities of this series by the Company or a Paying Agent on the Company’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges imposed or levied by the United States or any political subdivision or taxing authority of or in the United States (collectively, “Taxes”), unless such withholding or deduction is required by law. In the event such withholding or deduction for Taxes is required by law, subject to the limitations described below, the Company will pay to any Non-U.S. Holder (as defined below) or any foreign partnership such Additional Amounts as may be necessary to ensure that the net amount received by such Person, after withholding or deduction for such Taxes, will be equal to the amount such Person would have received in the absence of such withholding or deduction. However, no Additional Amounts shall be payable with respect to any Taxes if such Taxes are imposed or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor shall Additional Amounts be payable for or on account of:

(1) any Taxes which would not have been so imposed, withheld or deducted but for:

(i) the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the United States, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or Person having such a power) being or having been a citizen or resident or treated as a resident of the United States, being or having been engaged in a trade or business in the United States, being or having been present in the United States, or having or having had a permanent establishment in the United States;

(ii) the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the United States or any political subdivision or taxing authority of or in the United States to establish entitlement to a partial or complete exemption from such Taxes (including, but not limited to, the requirement to provide Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY (and related documentation) or any subsequent versions thereof or successor thereto); or

(iii) the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(2) any Taxes which would not have been imposed, withheld or deducted but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c) of the Internal Revenue Code of 1986, as amended (the “Code”);

(3) any Taxes which would not have been imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the Security is duly provided for and notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such Security on any date during such 30-day period;

(4) any estate, inheritance, gift, sales, excise, transfer, personal property, wealth or similar Taxes;

(5) any Taxes which are payable otherwise than by withholding or deduction from a payment on such Security;

(6) any Taxes which are imposed, withheld or deducted with respect to, or payable by, a Holder that is not the beneficial owner of the Security, or a portion of the Security, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(7) any Taxes required to be withheld or deducted by any Paying Agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other Paying Agent;

(8) any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(9) any Taxes that would not have been imposed, withheld or deducted but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later; or

(10) any combination of items (1), (2), (3), (4), (5), (6), (7), (8), and (9).

Any Additional Amounts paid on the Securities of this series will be paid in euro. For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series alone will not constitute a connection (A) between the Holder or beneficial owner and the United States or (B) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a Person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and the United States. Except as specifically provided under this paragraph and the immediately preceding paragraph, the Company will not be required to make any payment with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority. If the Company is required to pay Additional Amounts with respect to the Securities of this series, the Company will, in accordance with the Indenture, notify the Trustee and Paying Agent pursuant to an Officers’ Certificate that specifies the Additional Amounts payable and when the Additional Amounts are payable. If the Trustee and the Paying Agent do not receive such an Officers’ Certificate from the Company, the Trustee and Paying Agent may rely on the absence of such an Officers’ Certificate in assuming that no such Additional Amounts are payable.

For purposes of this Security, (i) “Non-U.S. Holder” means a beneficial owner of a Security that is neither a U.S. Holder (as defined below) nor a partnership for U.S. federal income tax purposes, and (ii) “U.S. Holder” means a beneficial owner of a Security that is, for U.S. federal income tax purposes: (A) an individual who is a citizen or resident of the United States; (B) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state within the United States, or the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust (1) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

The Company may redeem the Securities of this series at its option, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company has or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of the United States or any political subdivision of or in the United States or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after February 12, 2016; or (2) on or after February 12, 2016, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, the United States or any political subdivision of or in the United States or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) of the second succeeding sentence below to such effect is delivered to the Trustee and the Paying Agent). Notice of any such redemption will be mailed, or delivered electronically if held by or on behalf of any depositary in accordance with such depositary’s customary procedures, at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities of this series to be redeemed; provided, however, that the notice of redemption shall not be given earlier than 90 days before the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series was then due. Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be. Such notice of redemption, once delivered by the Company will be irrevocable.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Security have been made:

Date of exchange	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.